THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE JANUARY 5, 2016.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE BUT CANNOT BE TRADED THROUGH THE FACILITIES OF THE EXCHANGE SINCE THEY ARE NOT FREELY TRANSFERABLE AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON THE TORONTO STOCK EXCHANGE.

COUNTERPATH CORPORATION
(A Nevada Corporation)

WARRANT CERTIFICATE

CERTIFICATE NO. 09- -2015-
NUMBER OF WARRANTS: ______	RIGHT TO PURCHASE ___________ COMMON SHARES

THESE WARRANTS WILL EXPIRE AND BECOME NULL AND VOID
AT THE TIME OF EXPIRY (AS DEFINED BELOW).

COMMON SHARE PURCHASE WARRANTS
TO PURCHASE COMMON SHARES OF COUNTERPATH CORPORATION

This is to certify that, for value received, ________________ (the “Holder”) is the registered holder of ________________ Common Share Purchase Warrants (the “Warrants”). Each Warrant will entitle the Holder, upon and subject to the terms and conditions attached to this certificate or any replacement certificate (in either case the “Warrant Certificate”) as Appendix “A” (the “Terms and Conditions”), to acquire from CounterPath Corporation (the “Company”) one fully paid and non-assessable common share of the Company (a “Warrant Share”), at any time before 5:00 pm (Vancouver time) on September 4, 2017 (the “Time of Expiry”), by surrendering to the Company, at Suite 300, One Bentall Centre, 505 Burrard Street, Vancouver, British Columbia, V7X 1M3, this Warrant Certificate with a subscription in the form attached hereto as Appendix “A” (a “Subscription Form”), duly completed and executed, and cash, bank draft, certified cheque, money order or wire transfer or other immediately available funds in lawful money of the United States, payable to the order of the Company in Vancouver, British Columbia, in an amount equal to the purchase price per Warrant Share multiplied by the number of Warrant Shares being purchased. Subject to adjustment thereof in the events and in the manner set forth in the Terms and Conditions, the purchase price per Warrant Share on the exercise of each Warrant evidenced hereby shall be US$0.75 per Warrant Share.

These Warrants are issued subject to the Terms and Conditions and the Holder may exercise the right to purchase Warrant Shares only in accordance with the Terms and Conditions.

Nothing contained herein or in the Terms and Conditions will confer any right upon the Holder or any other person to subscribe for or purchase any Warrant Shares at any time subsequent to the Time of Expiry, and from and after such time, this Warrant Certificate and all rights hereunder will be void and of no value.

IN WITNESS WHEREOF the Company has caused this Warrant Certificate to be executed.

DATED at the City of Vancouver, in the Province of British Columbia, the 4th day of September, 2015.

COUNTERPATH CORPORATION

Per:
David Karp

PLEASE NOTE THAT ALL SHARE CERTIFICATES ISSUED UPON EXERCISE HEREOF MUST BE LEGENDED AS FOLLOWS DURING THE CURRENCY OF APPLICABLE HOLD PERIODS:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE JANUARY 5, 2016.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE BUT CANNOT BE TRADED THROUGH THE FACILITIES OF THE EXCHANGE SINCE THEY ARE NOT FREELY TRANSFERABLE AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON THE TORONTO STOCK EXCHANGE.

APPENDIX “A”

TERMS AND CONDITIONS dated September 4, 2015 (the “Terms and Conditions”), attached to the Common Share Purchase Warrants issued by CounterPath Corporation.

1.	Definitions

In these Terms and Conditions, unless there is something in the subject matter or context inconsistent therewith:

(a)	“Affiliate” or “affiliate” means, unless otherwise specified, an affiliate within the meaning of Section 1.2 of National Instrument 45-106 – Prospectus Exemptions;

(b)	“Business Day” means any day of the year, other than a Saturday, a Sunday or any day on which banks are required or authorized to close in Vancouver, British Columbia;

(c)

“Company” means CounterPath Corporation or a successor corporation as a result of a consolidation, amalgamation or merger with or into any other corporation or corporations, or as a result of the conveyance or transfer of all or substantially all of the properties and estates of the Company as an entirety to any other corporation and thereafter “Company” will mean such successor corporation;

(d)	“Exercise Date” has the meaning given to such term in Section 5(a);

(e)	“Exercise Price” means US$0.75 per Warrant Share, subject to adjustment as provided in the Terms and Conditions;

(f)	“Expiry Date” means September 4, 2017;

(g)	“herein”, “hereby” and similar expressions refer to these Terms and Conditions as the same may be amended or modified from time to time;

(h)	“Holder” or “Holders” has the meaning ascribed to it on page 1 of the Warrant Certificate;

(i)	“Issuance Date” means the date hereof;

(j)

“Lien” means (i) any mortgage, charge, pledge, hypothecation, security interest, assignment by way of security, encumbrance, lien (statutory or otherwise), hire purchase agreement, conditional sale agreement, deposit arrangement, title retention agreement or arrangement; (ii) any trust arrangement; (iii) any arrangement which creates a right of set- off out of the ordinary course of business; (iv) any option, warrant, right or privilege capable of becoming a transfer; or (v) any agreement to grant any such rights or interests;

(k)

“person” means a natural person, corporation, limited liability corporation, unlimited liability corporation, joint stock corporation, partnership, limited partnership, limited liability partnership, trust, trustee, any unincorporated organization, joint venture or any other entity and words importing persons have a similar meaning;

(l)	“Section” followed by a number refers to the specified Section of these Terms and Conditions;

(m)	“Shares” means the common shares in the capital of the Company;

(n)	“Subscription Form” means the form attached to these Terms and Conditions as Appendix “B”;

(o)	“Time of Expiry” means 5:00 pm (Vancouver Time) on the Expiry Date;

(p)	“Transfer Agent” means Computershare Investor Services Inc., 3rd Floor – 510 Burrard Street, in the City of Vancouver, Province of British Columbia, V6C 3B9;

(q)	“Warrants” means the Common Share Purchase Warrants of the Company issued and presently authorized and for the time being outstanding;

(r)	“Warrant Certificate” means the warrant certificate representing the Warrants and issued to the Holder; and

(s)	“Warrant Shares” means the Shares issuable upon exercise of the Warrants.

2.	Interpretation

The division of these Terms and Conditions into sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation thereof. Words importing the singular number include the plural and vice versa and words importing the masculine gender include the feminine and neuter genders.

3.	Adjustment of Exercise Price and Number of Warrant Shares

The Exercise Price and the number of Warrant Shares deliverable upon the exercise of the Warrants shall be subject to adjustment in the event and in the manner following:

(a)

Adjustments for Subdivision and/or Consolidation of Outstanding Shares. If the Company at any time after the Issuance Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding Shares into a greater number of Shares, any Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Warrant Shares obtainable upon exercise of this Warrant Certificate will be proportionately increased. If the Company at any time after the Issuance Date consolidates (by combination, reverse stock split or otherwise) one or more classes of its outstanding Shares into a smaller number of Shares, any Exercise Price in effect immediately prior to such consolidation will be proportionately increased and the number of Warrant Shares issuable upon exercise of this Warrant Certificate will be proportionately decreased. Any adjustment under this Section 3(a) shall become effective at the close of business on the date the subdivision or consolidation becomes effective.

(b)	Adjustment for Merger or Reorganization, etc. If at any time after the Issuance Date there occurs:

(i)

a reclassification or redesignation of the Shares, any change of the Shares into other shares or securities or any other capital reorganization involving the Shares other than transactions covered by Subsections 3(a);

(ii)

a consolidation, amalgamation or merger of the Company with or into any other body corporate, or plan of arrangement involving the Company, which results in a reclassification or redesignation of the Shares or a change or exchange of the Shares into other shares or securities; or

(iii)	the transfer of the undertaking or assets of the Company as an entirety or substantially as an entirety to another corporation or entity;

(any of such events being herein called a “Capital Reorganization”), after the effective date of the Capital Reorganization:

(iv)

the Holder will be entitled to receive upon exercise of the Warrants, in lieu of the number of Warrant Shares to which the Holder was theretofore entitled upon the exercise of the Warrants, the kind and aggregate number of shares and other securities or property resulting from the Capital Reorganization which the Holder would have been entitled to receive as a result of the Capital Reorganization if, on the effective date thereof, the Holder had been the registered holder of the number of Shares to which the Holder was theretofore entitled to purchase or receive upon the exercise of the Warrants; and

(v)

the Exercise Price shall, on the effective date of the Capital Reorganization, be adjusted by multiplying the Exercise Price in effect immediately prior to such Capital Reorganization by the number of Warrant Shares purchasable pursuant to this Warrant Certificate immediately prior to the Capital Reorganization, and dividing the product thereof by the number of successor securities determined in Subsection 3(b)(iv) above.

If necessary, as a result of any Capital Reorganization, appropriate adjustments will be made in the application of the provisions of this Warrant Certificate with respect to the rights and interest thereafter of the Holder to the end that the provisions of this Warrant Certificate will thereafter correspondingly be made applicable as nearly as may reasonably be possible in relation to any shares or other securities or property thereafter deliverable upon the exercise of the Warrants.

(c)

Notices Of Record Date. Upon (i) the establishment by the Company of a record date of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or (ii) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, any merger or consolidation of the Company with or into any other Company, or any transfer of all or substantially all the assets of the Company to any other person or any voluntary or involuntary dissolution, liquidation or winding up of the Company, the Company shall courier to the Holder at least ten (10) days prior to the record date specified therein a notice specifying (A) the date on which any such record date is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (B) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective, and (C) the date, if any, that is to be fixed as to when the holders of record of Shares (or other securities), shall be entitled to exchange their Shares (or other securities), for securities or other property deliverable upon such reorganization, reclassification transfer, consolidation, merger, dissolution, liquidation or winding up.

(d)

Certificate Of Adjustment. In each case of an adjustment or readjustment of the Exercise Price or the number of Warrant Shares or other securities issuable upon conversion of this Warrant Certificate, the Company, at its own expense, shall cause its Secretary or Treasurer to compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall send such certificate by courier to the Holder at the Holder’s address set forth in Section 13. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based. No adjustment in the Exercise Price shall be required to be made unless it would result in an increase or decrease of at least one cent, but any adjustments not made because of this sentence shall be carried forward and taken into account in any subsequent adjustment otherwise required hereunder.

4.	Method of Exercise of Warrants

The right to purchase Shares conferred by this Warrant may be exercised at any time, and from time to time, before the Time of Expiry, in whole or in part, by the Holder of this Warrant by surrendering it to the Company, with a duly completed and executed Subscription Form together with cash, a bank draft, certified cheque, money order, wire transfer or other immediately payable funds, payable to or to the order of the Company in Vancouver, British Columbia, for the aggregate Exercise Price applicable at the time of surrender in respect of the Warrant Shares subscribed for in lawful money of the United States.

5.	Effect of Exercise of Warrants

(a)

On the date the Company receives a duly executed Subscription Form and the aggregate Exercise Price for the number of Warrant Shares specified in the Subscription Form (the “Exercise Date”), the Warrant Shares so subscribed for will be deemed to have been issued and such persons will be deemed to have become the Holder (or Holders) of record of such Warrant Shares on such date.

(b)

As promptly as practicable after the Exercise Date and, in any event, within ten (10) business days of the Exercise Date, the Company shall forthwith cause to be delivered to the person or persons in whose name or names the Warrant Shares so subscribed for are to be issued as specified in such Subscription Form or couriered to him or them at his or their respective addresses specified in such Subscription Form, a certificate or certificates for the appropriate number of fully paid and non-assessable Warrant Shares not exceeding those which the Holder is entitled to purchase pursuant to the Warrant surrendered.

6.	Subscription for Less than Entitlement

The Holder of any Warrant may subscribe for and purchase a number of Warrant Shares less than the number which the Holder is entitled to purchase pursuant to the surrendered Warrant Certificate. In the event of any purchase of a number of Warrant Shares less than the number which can be purchased pursuant to the Warrant Certificate, the Holder, upon exercise thereof, shall be entitled to receive a new Warrant Certificate in respect of the balance of the Warrant Shares which the Holder was entitled to purchase pursuant to the surrendered Warrant Certificate and which were not then purchased.

7.	Warrants for Fractions of Shares

To the extent that the Holder of any Warrant is entitled to receive on the exercise or partial exercise thereof a fraction of a Share, such right may be exercised in respect of such fraction only in combination with another Warrant or other Warrants which in the aggregate entitle the Holder to receive a whole number of such Shares.

8.	Expiration of Warrants

After the expiration of the period within which a Warrant is exercisable, all rights thereunder shall wholly cease and terminate and such Warrants shall be void and of no further force and effect.

9.	Replacement of Lost Warrants

(a)

In case a Warrant Certificate shall become mutilated, lost, destroyed or stolen, the Company shall issue and deliver a new Warrant Certificate of like date and tenure as the one mutilated, lost, destroyed or stolen, in exchange for and in place of and upon cancellation of such mutilated Warrant Certificate, or in lieu of, and in substitution for such lost, destroyed or stolen Warrant Certificate and the substituted Warrant Certificate shall be entitled to all benefits hereunder and rank equally in accordance with its terms with all other Warrants issued or to be issued by the Company.

(b)

The applicant for the issue of a new warrant certificate pursuant hereto shall bear the cost of the issue thereof and in case of loss, destruction or theft shall furnish to the Company evidence of ownership and of loss, destruction or theft of the Warrant Certificate so lost, destroyed or stolen as will be satisfactory to the Transfer Agent in accordance with its usual policies and procedures and such applicant may also be required to furnish indemnity in the amount and form satisfactory to the Transfer Agent in accordance with its usual policies and procedures, and shall pay the reasonable charges of the Company in connection therewith.

10.	Warrant Holder Not a Shareholder

The holding of a Warrant Certificate shall not constitute the Holder thereof a shareholder of the Company, nor entitle him to any right or interest in respect thereof except as expressly provided in the Warrant Certificate.

11.	Exchange of Warrants

(a)

Warrants in any authorized denomination may, upon compliance with the reasonable requirements of the Company, be exchanged for Warrants in any other authorized denomination of the same series and date of expiry entitling the Holder thereof to purchase any equal aggregate number of Warrant Shares at the same exercise price and on the same terms as the Warrants so exchanged.

	(b)	Warrants may be exchanged at the office of the Company. Any Warrants tendered for exchange shall be surrendered to the Company and cancelled.

12.	Ownership and Transfer of Warrants

(a) The Holder may not transfer the Warrants, except to one or more Affiliates of the Holder (an “Approved Transferee”).

(b)

Subject to applicable law, the Holder may transfer the Warrants to an Approved Transferee by delivering to the Company, at any time prior to the Time of Expiry, at its principal office, this Warrant Certificate with the transfer form duly completed and executed by the Holder or its legal representative or attorney, duly appointed by an instrument in writing in form and manner satisfactory to the Company. Notwithstanding the foregoing, the Company may refuse to permit the transfer of any Warrants if such transfer would constitute a violation of the securities laws of any jurisdiction. Subject to the foregoing, the Company shall issue a new Warrant Certificate, representing the transferred Warrants, registered in the name of Approved Transferee or as the Approved Transferee may direct and, if not all Warrants represented by a surrendered Warrant Certificate are transferred, a new Warrant Certificate, representing the Warrants not so transferred, and registered in the name of the Holder.

13.	Notice to the Company and the Holder

(a)

Any notice, direction or other communication (each a “Notice”) given regarding the matters contemplated by the Terms and Conditions must be in writing, sent by personal delivery, courier or facsimile (but not by electronic mail) and addressed:

To the Holder at the address set forth on page 1 of the Warrant Certificate

To the Company at:

CounterPath Corporation
Suite 300, One Bentall Centre
505 Burrard Street
Vancouver, BC, V7X 1M3
Attention: David Karp
Facsimile No.: 1.604.320.3399
Email: dkarp@counterpath.com

With a copy to:

Clark Wilson LLP
Barristers and Solicitors
900 – 885 West Georgia Street
Vancouver, BC V6C 3H1
Attention: Virgil Hlus
Facsimile No: 1.604.687.6314
Email: vhlus@cwilson.com

(b)

A Notice is deemed to be delivered and received: (i) if sent by personal delivery, on the date of delivery if it is a Business Day and the delivery was made prior to 4:00 p.m. (local time in place of receipt) and otherwise on the next Business Day; (ii) if sent by same-day service courier, on the date of delivery if sent on a Business Day and delivery was made prior to 4:00 p.m. (local time in place of receipt) and otherwise on the next Business Day; (iii) if sent by overnight courier, on the next Business Day; or (iv) if sent by facsimile or electronic mail, on the Business Day following the date of confirmation of transmission by the originating facsimile or electronic mail message. A Party may change its address for service from time to time by providing a Notice in accordance with the foregoing. Any subsequent Notice must be sent to the Party at its changed address. Any element of a Party’s address that is not specifically changed in a Notice will be assumed not to be changed.

14.	Covenants of the Company

The Company represents and warrants that it is authorized to create and issue the Warrants and covenants and agrees that it will cause the Warrant Shares from time to time subscribed for and purchased in the manner provided in this Warrant Certificate, and the certificate representing such Warrant Shares, to be issued in accordance with the terms of this Warrant Certificate and that at all times prior to the Time of Expiry, it will reserve and there will remain unissued a sufficient number of Warrant Shares to satisfy the right of purchase provided for in this Warrant Certificate. All Warrant Shares which are issued upon the exercise of the right of purchase provided in this Warrant Certificate, upon payment therefor of the amount at which such Warrant Shares may be purchased pursuant to the provisions of this Warrant Certificate, shall be issued and be deemed to be issued as fully paid and non-assessable shares, free and clear of any and all Liens, charges or taxes.

15.	Applicable Law

This Warrant Certificate and the Warrants shall be construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable thereto and shall be treated in all respects as British Columbia contracts. The Holder irrevocably attorns to the jurisdiction of the courts of the Province of British Columbia.

16.	Time of the Essence

Time shall be of the essence of this Warrant Certificate.

17.	Severability

If any provision of this Warrant Certificate is determined to be illegal, invalid or unenforceable, by an arbitrator or any court of competent jurisdiction from which no appeal exists or is taken, that provision will be severed from this Warrant Certificate and the remaining provisions will remain in full force and effect.

18.	Currency

Unless otherwise provided, all dollar amounts referred to in this Warrant Certificate and these Terms and Conditions are in lawful money of the United States of America.

19.	Successors

This Warrant Certificate will enure to the benefit of and will be binding upon the Company and its heirs, administrators, executors, legal personal representatives and successors.

APPENDIX “A”

SUBSCRIPTION FORM

(ONE COMMON SHARE PURCHASE WARRANT IS
REQUIRED TO SUBSCRIBE FOR EACH COMMON SHARE)

TO:	CounterPath Corporation
Suite 300, One Bentall Centre
505 Burrard Street
Vancouver, BC V7X 1M3

The undersigned, bearer of the attached Common Share Purchase Warrants, hereby subscribes for _____________ of the common shares of CounterPath Corporation (the “Company”) referred to in the Warrant Certificate according to the conditions thereof and herewith makes payment of the purchase price in full for the said number of shares at the price of US$0.75 per share (or the adjusted price of $ _________ per share). Cash, a bank draft, a certified cheque, a money order, a wire transfer or other immediately available funds is enclosed herewith, or have been otherwise delivered to you, for such amount. The undersigned represents that, at the time of exercise of the Warrants, all of the representations and warranties contained in the Subscription Agreement between the Company and the undersigned Holder pursuant to which these Warrants were issued are true and accurate.

The undersigned hereby directs that the shares hereby subscribed for be issued and delivered as follows:

Name(s) in Full	Address(es)	Number of Shares

(Please print full names in which share certificates are to be issued.)

DATED this ______ day of ___________________ , 20_____.

X
Signature of individual (if Subscriber is an
individual)
X
Authorized signatory (if Subscriber is not an
individual)

Name of Subscriber (please print)

Name of authorized signatory (please print)

TERMS AND CONDITIONS

The Warrants are issued subject to the Terms and Conditions for the time being governing the holding of Warrants in the Company.

LEGENDS

The certificates representing the shares acquired on the exercise of the Warrants will bear the following legend:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE JANUARY 5, 2016.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE BUT CANNOT BE TRADED THROUGH THE FACILITIES OF THE EXCHANGE SINCE THEY ARE NOT FREELY TRANSFERABLE AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON THE TORONTO STOCK EXCHANGE.